Alpha Hedged Strategies Fund
Beta Hedged Strategies Fund

Each a series of AIP Alternative Strategies Funds

July 31, 2009

Supplement to the Prospectus
dated April 30, 2009

Information regarding the Investment Advisor:

On July 7, 2009, AIP, the Funds’ investment advisor, entered into a securities purchase agreement pursuant to which Hatteras Capital Investment Management, LLC (“HCIM”), a registered investment adviser located in Raleigh, North Carolina, would purchase 55% of the membership interests of AIP from an affiliate of Asset Alliance Corporation, subject to certain conditions (the “Transaction”).  Currently, Asset Alliance’s affiliate owns 66.67% of the interests of AIP and Mr. Lee Schultheis owns the remaining 33.33%.  Following the Transaction, AIP will retain the current members of the investment management team, who will execute employment agreements as a condition of closing the Transaction, and certain personnel currently providing services to the Funds.  Asset Alliance’s affiliate will receive payments for its interests in connection with the Transaction.  Currently, the interests of Trust Advisors LLC, the Funds’ portfolio research consultant, are owned 50% by an affiliate of Asset Alliance, 48% by Trust Advisory Group, Inc. (which in turn is owned 50% by each of Mr. Mark Tonucci and Mr. Michael Portnoy, Managing Directors of Trust Advisors LLC), and 1% by each of Mr. Tonucci and Mr. Portnoy.  Prior to the closing of the Transaction, it is contemplated that Trust Advisors LLC will contribute the assets related to its role as the Funds’ portfolio research consultant to AIP.  In return for this contribution, Trust Advisory Group, Inc., Mr. Tonucci, Mr. Portnoy and the affiliate of Asset Alliance will each receive membership interest in AIP (such transaction, the “TA Transaction”). Asset Alliance will restructure its ownership of AIP in connection with the TA Transaction.  Therefore, the combined result of the TA Transaction and the Transaction is that the interests in AIP would be held by two affiliates of Asset Alliance, Mr. Schultheis, Trust Advisory Group, Inc., Mr. Tonucci, Mr. Portnoy and HCIM.  Upon consummation of the TA Transaction, the Portfolio Research Consultant Agreement will terminate.  AIP does not anticipate entering into a new Portfolio Research Consultant Agreement, but will provide the services previously provided by Trust Advisors LLC directly to the Funds and the Underlying Funds.  AIP anticipates entering into an administrative services agreement with HCIM pursuant to which AIP will pay, out of its own resources, a fee to HCIM for certain non-advisory services.  It is also anticipated that the Board will terminate the Funds' existing distribution agreement with Quasar and enter into a distribution agreement with Hatteras Capital Distributors, LLC (“HCD”), a registered broker-dealer affiliate of HCIM.  HCD intends to retain, subject to the Board’s approval, Quasar as a sub-distributor.

HCIM, along with its affiliated entities (collectively referred to as “Hatteras”), is a provider of unique alternative investment solutions for investment professionals.  Hatteras was founded in 2003. As of June 30, 2009, Hatteras had assets under management of approximately $1.3 billion.  HCIM is controlled by David B. Perkins and Robert Worthington.

Information regarding the Underlying Funds in which the Funds invest:

At a meeting of the Board of Trustees of Underlying Funds Trust (“UFT”) and AIP Alternative Strategies Funds held on July 13, 2009, the Board authorized and subsequently, on July 28, 2009, ratified certain updates regarding (i) the renaming of certain series of UFT and (ii) the purchase of all of the assets of certain series of UFT by other series of UFT, in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940, as amended.  Following the completion of these transactions, UFT will be comprised of four separate series effective on or about October 31, 2009.  The purpose of these transactions is economic efficiency, which the Board considers to be in the shareholders’ best interests.  The Board’s considerations included that the current sub-advisors would retain management of all or substantially all of the respective assets currently allocated to them after giving effect to the transactions.

Therefore, the portion of the Risk/Return Summary section of the Prospectus titled “Principal Investment Strategies” on page 1 is revised to read as follows:

Principal Investment Strategies

As a mutual fund of funds, each Fund pursues its investment objective by investing in other affiliated mutual funds (“Underlying Funds”).  Although Alpha and Beta may invest in some of the same Underlying Funds, the allocation to those Underlying Funds will vary in accordance with each Fund’s investment objective.  Alpha will invest its assets with a greater percentage weighting (out of 100% of its total assets) in the more conservative, or fully hedged, Underlying Funds, such as the Long/Short Equity Market Neutral Portfolio and the Relative Value Portfolio, and Underlying Funds that target a beta (a statistical measure of correlation and volatility) compared with the S&P 500 Index, of less than 0.20 over the long-term (based on their respective daily market values); while Beta will invest its assets with a greater weighting in the more aggressive Underlying Funds, with potentially greater net market exposure or volatility, such as the Event Driven Portfolio and the Long/Short Equity Hedge Portfolio, and Underlying Funds that target a beta compared with the S&P 500 Index of less than 0.50 over the long-term.  Alpha will also use a more modest level of leverage (targeting under 30% of net assets on average over the long-term - where the limit for an open-end mutual fund is 50% of net assets), while Beta will utilize leverage to a greater degree (potentially up to the limit of 50% of net assets).

In addition, the portion of the section of the Prospectus titled “Investment Advisor” on pages 31-33 setting forth the series of the Underlying Funds Trust is hereby amended and restated to read as follows:

Investment Advisor

The following Underlying Funds may be utilized by each Fund:

The Event Driven Portfolio (f/k/a Distressed – 1 Portfolio)
This strategy is designed to invest in announced merger and acquisition transactions, and a significant allocation to companies that trade at a significant discount to their intrinsic or private market value that may be attractive acquisition targets, as well as companies in financial distress.

The Relative Value Portfolio (f/k/a Distressed Hedged Income Portfolio)
This strategy is designed to take advantage of perceived discrepancies in the market prices of certain securities. This strategy typically utilizes long and short positions in various convertible bond, common stock, fixed income and derivative securities.

The Long/Short Equity Hedge Portfolio
This strategy employs long and short trading in common stock, preferred stock and convertible securities of U.S. and foreign issuers. This strategy is typically constructed in a marginally net long position, in an attempt to yield a moderate beta (a measure of volatility and correlation to the general equity markets) and also seeks to dampen the effects of industry, sector, market capitalization and other potential bias exposures, where possible. This strategy focuses on the fundamental valuations relative to current market price of the companies in which it takes long and short positions.

The Long/Short Equity Market Neutral Portfolio
This strategy employs long and short trading in common stock, preferred stock and convertible securities of U.S. and foreign issuers. This strategy focuses on the relative near-term price performance and the revisions of earnings estimates of the companies in which it takes long and short positions.

In addition, the relevant portions of the section of the Prospectus titled “Investment Sub-Advisors” on pages 35-38 setting forth the sub-advisors to  the Underlying Funds is hereby amended and restated to read as follows:

Investment Sub-Advisors

Each of the Sub-Advisors listed below rely upon respective advisory groups for the day-to-day management of the portion of each Underlying Fund’s portfolio that they manage.  The Advisor will pay the Sub-Advisors monthly an annual fee based upon the net assets of each Underlying Fund allocated to that Sub-Advisor from the 2.50% Advisory fee paid to the Advisor pursuant to the Underlying Funds Trust Advisory Agreement.  The Funds are not responsible for the payment of this Sub-Advisory fee.

Alpha Equity Management, LLC

The Advisor has entered into a sub-advisory agreement with Alpha Equity Management LLC (“Alpha Equity”), to manage a portion of the Long/Short Equity Market Neutral Portfolio

AlphaStream Capital Management, LLC

The Advisor has entered into a sub-advisory agreement with AlphaStream Capital Management, LLC (“AlphaStream”), to manage a portion of the Long/Short Equity Market Neutral Portfolio.

Aristos Capital Management, LLC:

The Advisor has entered into a sub-advisory agreement with Aristos Capital Management, LLC (“Aristos”), to manage a portion of the Long/Short Equity Hedge Portfolio.

Castle Peak Asset Management, LLC

The Advisor has entered into a sub-advisory agreement with Castle Peak Asset Management, LLC (“Castle Peak”), to manage a portion of the Long/Short Equity Hedge Portfolio.

Concise Capital Management, LP

The Advisor has entered into a sub-advisory agreement with Concise Capital Management, LP (“Concise”), to manage a portion of the Relative Value Portfolio.

Deltec Asset Management, LLC

The Advisor has entered into a sub-advisory agreement with Deltec Asset Management, LLC (“Deltec”), to manage a portion of the Relative Value Portfolio.

FrontFour Capital Group, LLC

The Advisor has entered into a sub-advisory agreement with FrontFour Capital Group, LLC (“FrontFour”), to manage a portion of the Event Driven Portfolio.

GAMCO Asset Management, Inc.

The Advisor has entered into a sub-advisory agreement with GAMCO Asset Management, Inc. (“GAMCO”), to manage a portion of the Event Driven Portfolio.

Goldberg Advisers, LLC

The Advisor has entered into a sub-advisory agreement with Goldberg Advisers, LLC (“Goldberg”), to manage a portion of the Long/Short Equity Hedge Portfolio.

KDC Investment Management, LP

The Advisor has entered into a sub-advisory agreement with KDC Investment Management, LP (“KDC”), to manage a portion of the Event Driven Portfolio.

NEF Advisors, LLC

The Advisor has entered into a sub-advisory agreement with NEF Advisors, LLC (“NEF”), to manage a portion of the Long/Short Equity Hedge Portfolio.

Nicholas Investment Partners, L.P.

The Advisor has entered into a sub-advisory agreement with Nicholas Investment Partners, L.P. (“Nicholas”), to manage a portion of the Relative Value Portfolio.

Opportunity Research Group, LLC

The Advisor has entered into a sub-advisory agreement with Opportunity Research Group, LLC (“Opportunity Research”), to manage a portion of the Event Driven Portfolio.

Osage Energy Partners, L.P.

The Advisor has entered into a sub-advisory agreement with Osage Energy Partners, L.P. (“Osage”), to manage a portion of the Long/Short Equity Hedge Portfolio.

Simran Capital Management, LLC

The Advisor has entered into a sub-advisory agreement with Simran Capital Management, LLC (“Simran”), to manage a portion of the Event Driven Portfolio.

Smith Breeden Associates, Inc.

The Advisor has entered into a sub-advisory agreement with Smith Breeden Associates, Inc. (“Smith Breeden”), to manage a portion of the Relative Value Portfolio.

Sunnymeath Asset Management, Inc.

The Advisor has entered into a sub-advisory agreement with Sunnymeath Asset Management, Inc. (“Sunnymeath”), to manage a portion of the Long/Short Equity Hedge Portfolio.

TWIN Capital Management, Inc.

The Advisor has entered into a sub-advisory agreement with TWIN Capital Management, Inc. (“TWIN Capital”), to manage a portion of the Long/Short Equity Market Neutral Portfolio.

Venus Capital Management, Inc.

The Advisor has entered into a sub-advisory agreement with Venus Capital Management, Inc. (“Venus”), to manage a portion of the Long/Short Equity Hedge Portfolio.  Venus is located at 99 Summer Street, Suite M100, Boston, MA 02110, and is a registered investment adviser.  Venus provides investment advice and portfolio management services to businesses or institutional investors, investment companies and other pooled investment vehicles.

Zacks Investment Management, Inc.

The Advisor has entered into a sub-advisory agreement with Zacks Investment Management, Inc. (“Zacks”), to manage a portion of the Long/Short Equity Market Neutral Portfolio.

In addition to the above, additional Sub-Advisors have entered into sub-advisory agreements with the Advisor.  However, the Advisor has not determined which, if any, of the portfolios such Sub-Advisors may provide services.

Please retain this Supplement with your
Prospectus for future reference.